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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Las Vegas Reservation Systems, Inc.,
Travelscape.com, Inc. and
Professional Travel Services, Inc.:

    We consent to the use of our reports included herein and to the reference to our firm under the heading 'Experts' in the prospectus.

                                          KPMG LLP

Las Vegas, Nevada
June 16, 1999